EXHIBIT 10.3

           Union National Financial Corporation 1997 Stock
              Incentive Plan.  (Incorporated by Reference to
            Registrant's Registration Statement No. 333-27837
                      on Form S-8, filed with the
                        Commission on May 27, 1997.)